Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Executive Officer of HPS Corporate Capital Solutions Fund (the “Company”), does hereby certify that to the undersigned’s knowledge:

(1) the Company’s Form 10-Q for the quarter ended September 30, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Company’s Form 10-Q for the quarter ended September 30, 2026 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2026

By:	/s/ Michael Patterson
Michael Patterson
Chief Executive Officer
(Principal Executive Officer)